Share Capital	12 Months Ended
Dec. 31, 2015
Share Capital [Abstract]
SHARE CAPITAL
NOTE 9:-	SHARE CAPITAL

a.	Issuance of Ordinary shares:

In November 2014, the Company converted, immediately prior to the consummation of the Private Placement, 8,624,145 Preferred A-1, A-2, B-1 and B-2 shares, constituting its entire issued Preferred Share capital, to 8,624,145 Ordinary Shares, no consideration was provided. In addition, all warrants convertible into preferred shares were replaced to warrants to Ordinary shares at 1:1 ratio. Following such conversion, the preferred rights afforded to preferred shareholders have been cancelled, and the Company has one class of shares, of ordinary shares par value NIS 0.01 each. As a result of the conversion, the per-share fair value of Ordinary shares increased. Under ASC 718-20-10 such a transaction is considered to be an equity restructuring.

In accordance with ASC 718-20-35-6, the Company recorded a compensation expense in the amount of $376,643 in connection with employee's options and warrants. The Company used the Black-Scholes option pricing model to measure the employees' options and warrants on the conversion date. (the Company used the following assumptions: 0% Dividend yield, 54.9% - 64.2% expected volatility, 0.28% - 2.1% risk free rate and 1.4 - 8.5 expected life in years). Additionally, a deemed divided to other Ordinary shareholders was recorded in the amount of $1.8 million for the year ended December 31, 2014.

In connection with the conversion of the Series 2 Notes, as discussed in note 6, the Company issued in November 2014, 743,372 units of one Ordinary shares and one warrant to Ordinary share.

In November 2014, as part of the Private Placement, the Company issued and sold an aggregate of 1,016,668 units at a price of $1.50 per unit. Each unit includes one ordinary share and one warrant to purchase ordinary share at an exercise price of $1.50 per share. The Company received aggregate net proceeds of $1,464,921 from the sale of such unit, net of issuance costs of $60,080. The warrants may be redeemed by their holders, without the control of the Company, upon the occurrence of certain fundamental transactions such as change in control as defined in the warrant agreement. The warrants are exercisable on a cashless basis under certain circumstances. In accordance with ASC 815, as of December 31, 2014 and 2015 warrants in amount of $457,501 and $439,607, respectively, (the Company used the following assumptions for 2014 and 2015: 0% Dividend yield, 59.3% and 69.3% expected volatility,1.56% and 1.54% risk free rate, and 5 and 3.9 expected life in years ,respectively) were recorded as liability. The Company measures the warrants at fair value by using the Black-Scholes option pricing model in each reporting period until they are exercised or expired, with changes in the fair values being recognized in the Company's statement of operations as financial expense (income), net. As the occurrence of certain fundamental transactions defined in the warrant agreement that may lead to liquidation are not expected to occur, the Company classified the warrants in long term liability.

In November 2014, the Company issued 6.423 Ordinary Shares for each 1 outstanding Ordinary Share held by each of its shareholders, after effecting the increase of its authorized shares by additional 35,048,750 shares and the conversion of all Preferred Shares into Ordinary Shares. In the aggregate, the Company issued 9,389,231 ordinary bonus shares post conversion of its share capital, no consideration was received. In addition the number of outstanding options, warrants, per share data, exercise price and convertible notes conversion ratio included in these financial statements for all periods presented have been retroactively adjusted to reflect the bonus share issuance (equivalent to a 7.423-for-1 stock split).

On July 9, 2015, the Company entered into a Standby Equity Distribution Agreement (the "SEDA") with a new investor, pursuant to which the Company may, at its election and sole discretion, issue and sell to the investor, from time to time ordinary shares as provided in the SEDA. The maximum investment amount is $3,000,000 at a price per share equal to 95% of the lowest daily volume weighted average price of the ordinary shares for the 5 consecutive trading days following the election date. The Company's ability to purchase shares under the SEDA is subject to, among other things, the qualification of the ordinary shares on the OTCQB and the filing and effectiveness of a registration statement registering for resale the ordinary shares issuable to the investor under the SEDA. Pursuant to the terms of the SEDA, the Company agreed to pay a structuring and due diligence fee in an amount equal to $15,000 and a commitment fee in an aggregate amount of $150,000, payable by the issuance of 100,000 ordinary shares. In addition, pursuant to the SEDA, the investor purchased in October 2015 100,000 units, at a purchase price of $1.50 per unit. Each unit consists of (i) one Ordinary Share and (ii) a five-year warrant to purchase one ordinary share at an exercise price of $1.50 per share.

Between July 2015 and December 31, 2015, as part of the Private Placement and the SEDA, the Company issued and sold an aggregate of 296,813 units (which includes the issuance of 100,000 units under SEDA agreement, as described above) at a price of $1.50 per unit. Each unit includes one ordinary share and one warrant to purchase ordinary share at an exercise price of $1.50 per share. The Company received aggregate net proceeds of $445,219 from the sale of such units, net of issuance costs of $4,285. The warrants may be redeemed by their holders, without the control of the Company, upon the occurrence of certain fundamental transactions such as change in control as defined in the warrant agreement. The warrants are exercisable on a cashless basis under certain circumstances.

In accordance with ASC 815, warrants in amount of $142,470 (the Company used the following assumptions: 0% Dividend yield, 66.8% expected volatility, 1.67% risk free rate and 5 expected life in years) were recorded as liability. The Company measures the warrants at fair value by using the Black-Scholes option pricing model in each reporting period until they are exercised or expired, with changes in the fair values being recognized in the Company's statement of operations as financial expense (income), net. As the occurrence of certain fundamental transactions defined in the warrant agreement that may lead to liquidation are not expected to occur, the Company classified the warrants in long term liability.

b.	Rights of Ordinary Shares:

Subject to the rights of the holders of Preferred Shares (if any), as described below, Ordinary Shares confer upon their holders the rights to elect all of the directors of the Company, to participate and vote in the general meetings of the Company, to receive dividends, if and when declared, subject to the payment in full of all preferential dividends to which the holders of the Preferred Share are entitled under the Company’s articles of association and to participate in the distribution of the surplus assets and funds of the Company in the event of liquidation, subject to the liquidation preference of the Preferred Shares (if any). Each Ordinary Share entitles its holder to one vote on all matters submitted to a vote of the Company’s shareholders.

c.	Issuance of Preferred Shares:

In connection with the conversion of the Series 1 Notes, as discussed in note 6, the Company issued 446,545 Series A-2 Preferred Shares, and issued 1,641,812 Series B-1 Preferred Shares in 2013.

In 2013, the Company issued an aggregate of 1,200,002 Series B-2 Preferred Shares to new investors at a price of $0.917 per share. The Company received aggregate net proceeds of $1,064,903 from the sale of such Shares, net of issuance costs of $35,097.

In November 2014, the Company converted all its preferred shares into Ordinary shares, at a ratio of one to one (1:1).

d.	Right of Preferred Shares:

Until November 2014 when all Preferred Shares were converted to Ordinary Shares, the Series A Preferred Shares and Series B Preferred Shares entitled the holders thereof to certain preferential rights as provided in the second amended and restated articles of association of the Company (the "Articles"). The Preferred Shares are convertible into Ordinary shares at an adjustable conversion rate as specified in the articles. The Preferred shares have narrow-based weighted average anti-dilution rights. In a case of a Liquidation Event (as defined in the Articles) the holders of Series B Preferred Shares would have been entitled to a liquidation preference, to be paid before any payment is made in respect of any other securities of the Company, an amount equal to the original issue price of the Series B Preferred Shares plus 8% interest, compounded annually. The holder of Series A Preferred shares would have been entitled to a liquidation preference, to be paid after the holders of the Series B Shares have received their liquidation preference in full but before any payment is made in respect of any other securities of the Company, in an amount equal to the original issue price of the Series A Shares. If the assets exceed the aggregated amount payable to the holders of the preferred shares, the remaining assets shall be distributed among all holders of ordinary shares and preferred shares (based on the relative shareholding percentage among them on an as-converted basis).

A “Liquidation Event,” as described in the Articles, includes, in addition to a liquidation and dissolution of the Company, certain deemed liquidation events, including a merger, a change of control to which the Company is a party, sale of all or substantially all of the assets or shares of the Company and the grant of an exclusive license to all or substantially all of the intellectual property of the Company.

e.	Stock option plan:

Under the Company's 2010 option plan, options may be granted to officers, directors, employees, consultants and service providers of the Company.

The vesting period of the options is subject for Board approval and can vary from grant to grant. Options vest over a period of zero to three years from date of grant. Any options that are cancelled or forfeited before expiration become available for future grants. The options may be exercised for a period of 7 years from grant.

The total number of shares available for future grants as of December 31, 2015 was 51,521.

A summary of the Company's stock option activities and related information for the year ended December 31, 2015, is as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term	Aggregate intrinsic-value

Outstanding at the beginning of the year	697,595	$0.57
Granted	482,673	0.56
Options forfeited	(158,351)	0.92

Outstanding at the end of the year	1,021,917	$0.51	5.00	$517,959

Vested or expected to vest as of December 31	922,115	$0.53	4.82	$455,499

Exercisable as of December 31	689,244	$0.57	4.18	$309,760

The options granted to officers, directors, employees, consultants and service providers of the Company which were outstanding as of December 31, 2015 have been classified into exercise prices as follows:

	Outstanding		Exercisable
Exercise price	Number of options	Weighted average remaining contractual life (years)	Number of options	Weighted average remaining contractual life (years)

$0.00	422,193	5.5	230,425	4.4
$0.45	63,097	1.7	63,097	1.7
$0.92	536,627	5.0	395,722	4.5

	1,021,917		689,244

As of December 31, 2015, the total compensation cost related to options granted to employees, consultants and service providers, not yet recognized, amounted to $85,163; and is expected to be recognized over a weighted average period of 1.63 years.

f.	Stock based compensation amounted to $35,492, $382,595 and $8,788 in 2013, 2014 and 2015, respectively, and were recorded as follows:

	Year Ended December 31,
	2013	2014	2015

Cost of Revenues	$27	$2,134	$107
Research and Development	21,246	202,769	2,597
Sales & Marketing	3,321	28,458	839
General and Administrative	10,898	149,234	5,245

	$35,492	$382,595	$8,788

g.	The Company's outstanding warrants classified as equity as of December 31, 2015 are as follows

Issuance date	Outstanding	Exercise price	Exercisable through

2009	117,209	$0.00	Exit event
2011	84,821	$0.92	(*)
2012	35,177	$0.92	(*)
2012	59,385	$0.92	2023
2013	8,180	$0.92	(*)
2014	51,100	$1.50	(*)
2014	5,200	$1.50	(**)
2015	4,337	$1.50	(**)

	365,409

(*)	The earlier of: 5 years from issuance date or the consummation of IPO or M&A Transaction.
(**)	The earlier of: 2 years from issuance date or the consummation of IPO or M&A Transaction

All warrants are exercised to ordinary shares. The exercise price of the warrants and the number of shares issuable thereunder is subject to standard anti diluted features including dividends, stock splits, combinations and reclassifications of the Company's capital stock. In accordance with ASC 815, “Derivatives and Hedging”, the warrants were classified as an equity instrument.

h.	In July 2014, the Company entered into an agreement with one of its shareholders according to which the Company issued to the shareholder, in November 2014, upon the initial closing of the Private placement, a warrant to purchase up to 120,000 ordinary shares at an exercise price of $0.92 per share (or lower if the price per share paid by the investors in the Private Placement is lower than $1.44). The warrants are exercisable until the first to occur of an M&A Event or the completion by the Company of a public offering. As the exercised price is subject to changes, in accordance with ASC 480, as of December 31, 2014 and 2015 the Company classified the warrants as liability in the amount of $52,800 and $61,200 (the Company used the following assumptions: 0% Dividend yield, 55% and 78% expected volatility, 0.9% and 1.19% risk free rate and 3 and 2.5 expected life in years, respectively). The Company measures the warrants at fair value by using the Black-Scholes option pricing model in each reporting period until they are exercised or expired, with changes in the fair values being recognized in the Company's statement of operations as financial expense (income).

In addition, the Company issued the investor, a cash settled capital note in the aggregate principal amount of $100,000, which becomes due and payable upon the earlier to occur of: (i) an M&A Transaction, (ii) a qualified IPO (as defined in the agreement) or (iii) an equity financing by the Company resulting in aggregate gross proceeds of at least $6,000,000. The Company elected to present the capital note at fair value in accordance with ASC 825, in the amounts of $37,480 and $43,568 as of December 31, 2014 and 2015, respectively. As the Company does not expect the capital note to become due in the following 12 months it presented the capital note as a long term liability.